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                                                                Exhibit 10.44

                                 AMENDMENT NO. 3

                                     to the

                             RETROCESSION AGREEMENT

                                     between

                         ALLSTATE LIFE INSURANCE COMPANY

                                       and

                           ALLSTATE REINSURANCE, LTD.

          This Amendment to the Retrocession Agreement between Allstate Life Insurance Company ("Ceding Company") and Allstate Reinsurance, Ltd. ("Reinsurer") dated January 1, 1998, is made and entered by the parties effective as of March 13, 2000.

          WHEREAS, Ceding Company desires to retrocede to Reinsurer liabilities under certain contracts specified in Exhibit A as amended and attached hereto, and Reinsurer desires to accept such liabilities from Ceding Company;

          NOW THEREFORE, Ceding Company and Reinsurer mutually agree as follows:

          1. Ceding Company agrees to cede and Reinsurer agrees to accept Ceded Policy Liabilities (as such term is defined in the Retrocession Agreement) under Glenbrook Performance Plus annuities, as described in amended Exhibit A attached hereto, and in accordance with the terms and conditions of the Retrocession Agreement between the parties.

          2. Except as otherwise specified in this Amendment, the Retrocession Agreement shall remain unchanged.

          IN WITNESS HEREOF, the parties have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

ALLSTATE LIFE INSURANCE COMPANY

By:
   -----------------------

Title:
      --------------------

Date:
      --------------------

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ALLSTATE REINSURANCE, LTD.

By:
    ----------------------

Title:
      --------------------

Date:
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                                    EXHIBIT A
                        CONTRACTS SUBJECT TO REINSURANCE

Glenbrook Advantage Annuity and contracts supplemental thereto, issued after January 1, 1998 to customers of PNC BankCorp. and its subsidiaries and affiliates.

Glenbrook Performance Plus and contracts supplemental thereto, issued after June 30, 1999 to customers of PNC BankCorp. and its subsidiaries and affiliates.

Glenbrook Advantage Plus and contracts supplemental thereto, issued on and after March 13, 2000, to customers of PNC BankCorp. and its subsidiaries and affiliates.